Financial Income Net (Table)	12 Months Ended
Dec. 31, 2021
Finance Income Net [Abstract]
Schedule Of Finance Income Net

	Year Ended December 31
	2021	2020	2019

	U.S. dollars in thousands
Foreign currency exchange differences	1,295	2,592	378
Issuance costs attributed to Forfeiture Shares	(473)	—	—
Interest income	311	849	2,174
Change in fair value of Warrants liability	—	(109)	—
Change in fair value of Forfeiture shares	(173)	—	—
Other	(31)	(32)	(109)

Total financial income, net	929	3,300	2,443